UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2026

MARKETAXESS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-34091

Delaware	52-2230784
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

55 Hudson Yards

15th Floor

New York, New York 10001

(Address of principal executive offices)

(212) 813-6000

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.003 par value	MKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the definitive proxy statement filed on September 18, 2026, both MarketAxess Holdings Inc. (“MarketAxess”) and Intercontinental Exchange, Inc. (“ICE”) filed notification and report forms with the Department of Justice (“DOJ”) and the Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the “HSR Act”) on August 26, 2026 resulting in an initial waiting period ending on September 25, 2026. The parties voluntarily withdrew their respective premerger notifications and report forms on September 25, 2026 to provide the DOJ with additional time for review, and refiled on September 29, 2026. As a result, the waiting period under the HSR Act with respect to the proposed merger between MarketAxess and ICE (the “Merger”) is now scheduled to expire at 11:59 p.m. Eastern Time on October 29, 2026, unless earlier terminated or extended, including by the issuance of a request for additional information and documentary material or by agreement of the parties.

Completion of the Merger remains subject to expiration or termination of the HSR Act waiting period, MarketAxess stockholder approval and the satisfaction or waiver of the other closing conditions specified in the merger agreement, and is currently expected to occur in the first half of 2027. As previously announced, MarketAxess has scheduled a special meeting of its stockholders, to be held on October 29, 2026, to consider and vote on the proposal to adopt the merger agreement.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue”, “trend”, “objective”, “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining the approval of the proposed transaction by the holders of a majority of the outstanding shares of common stock of MarketAxess, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring MarketAxess to pay a termination fee; (vi) any effect of the announcement of the proposed transaction on MarketAxess’ ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact MarketAxess’ ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that MarketAxess’ share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that MarketAxess files with the Securities and Exchange Commission (“SEC”); (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of MarketAxess’ or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate MarketAxess’ business with ICE’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) ICE’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond MarketAxess’ control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in MarketAxess’ Annual Report on Form 10-K, as may be supplemented or amended by MarketAxess’ Quarterly Reports on Form 10-Q, which are incorporated herein by reference. MarketAxess assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Additional Information and Where to Find It; No Offer or Solicitation

In connection with the proposed Merger, MarketAxess filed relevant materials with the SEC, including a Proxy Statement. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that MarketAxess may file with the SEC or send to its stockholders in connection with the proposed Merger. STOCKHOLDERS OF MARKETAXESS ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY MARKETAXESS WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETAXESS, THE PROPOSED MERGER AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and MarketAxess’ other filings with the SEC also will be available free of charge on MarketAxess’ website at https://investor.marketaxess.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

MarketAxess, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed Merger. Information regarding the names of MarketAxess’ directors and executive officers and certain other individuals and their respective interests in MarketAxess by security holdings or otherwise is set forth in the Proxy Statement filed with the SEC on September 18, 2026. Please refer to the sections captioned “Interests of Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement for more information. To the extent that certain MarketAxess participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1278021&owner=exclude. Such filings and the Proxy Statement are available free of charge on MarketAxess’ website at https://investor.marketaxess.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2026	MARKETAXESS HOLDINGS INC.

	By:	/s/ Scott Pintoff
Name: Scott Pintoff
Title: General Counsel & Corporate Secretary

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